Exhibit 10.7

EXECUTION

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC
c/o Credit Suisse Securities (USA) LLC
Eleven Madison Avenue, 4th Floor
New York, NY 10010
July 22, 2016
Reverse Mortgage Solutions, Inc.
14405 Walters Road, Suite 200
Houston, TX 77014
Attention: Treasurer, Andrew G. Dokos
Telephone: 832- 616-5815
Email: Andrew.dokos@rmsnav.com

Re: Side Letter
Ladies and Gentlemen:
Reference is hereby made to that certain Master Repurchase Agreement, dated as of February 23, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”) among Credit Suisse First Boston Mortgage Capital LLC (the “Administrative Agent”), Reverse Mortgage Solutions, Inc. (the “Seller”), RMS REO CS, LLC (the “REO Subsidiary”) and Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not in its individual capacity, but solely as trustee for RMS CS Repo Trust 2016 (the “Transaction Subsidiary” and together with Seller and REO Subsidiary, each a “Seller Party” and collectively, the “Seller Parties”), and as assigned to Credit Suisse AG, a company incorporated under the laws of Switzerland, acting through its Cayman Islands Branch (the “Buyer”). Any capitalized term used in this side letter but not defined herein shall have the meaning assigned to such term in the Agreement.
SECTION 1.    Service of Process. The Administrative Agent, Buyer and Seller Parties hereby agree that the Administrative Agent shall be the agent for service of process on the Buyer.
SECTION 2.    Obligations. The Administrative Agent, Buyer and Seller Parties hereby agree that pursuant to Section 11 of the Agreement, the Administrative Agent shall remain liable for any Buyer’s obligations thereunder.
SECTION 3.    Limited Effect. Except as expressly amended and modified by this side letter, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.
SECTION 4.    Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

LEGAL02/36495004v3

SECTION 5.    GOVERNING LAW. THIS SIDE LETTER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 6. Counterparts. This side letter may be executed in one or more counterparts and by different parties hereto on separate counterparts, each of which, when so executed, shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this side letter in Portable Document Format (PDF) or by facsimile shall be effective as delivery of a manually executed original counterpart of this side letter.
SECTION 7. Limitation of Liability of Trustee. It is expressly understood and agreed by the parties hereto that (a) this side letter is executed and delivered by Christiana Trust, not in its individual capacity but solely as Trustee under the Transaction Subsidiary Agreement, in the exercise of the powers and authority conferred and vested in it under the Transaction Subsidiary Agreement for the Transaction Subsidiary, (b) each of the representations, undertakings and agreements herein made on the part of the Trustee or the Transaction Subsidiary is made and intended not as personal representations, undertakings and agreements by Christiana Trust but is made and intended for the purpose for binding only the Transaction Subsidiary, (c) nothing herein contained shall be construed as creating any liability on Christiana Trust, individually or personally, to perform any covenant either express or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and any Person claiming by, through or under the parties hereto, (d) Christiana Trust has not verified and has not made any investigation as to the accuracy of any representations, warranties or other obligations of the Trustee or the Transaction Subsidiary under this side letter or any other related documents and (e) under no circumstances shall Christiana Trust be personally liable for the payment of any indebtedness or expenses of the Trustee or the Transaction Subsidiary or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trustee or the Transaction Subsidiary under this side letter or any other related documents, all such liability being limited to the Transaction Subsidiary.

[SIGNATURE PAGES FOLLOW]

LEGAL02/36495004v3

IN WITNESS WHEREOF, the undersigned have caused this side letter to be duly executed as of the date first above written.
CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as Administrative Agent
By: /s/ Elie Chau
Name: Elie Chau
Title: Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Buyer
By: /s/ Chris Fera
Name: Chris Fera
Title: Authorized Signatory
By: /s/ Oliver Nisenson
Name: Oliver Nisenson
Title: Authorized Signatory

REVERSE MORTGAGE SOLUTIONS, INC., as Seller
By: /s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: SVP and Treasurer

RMS REO CS, LLC, as REO Subsidiary

Signature Page to Side Letter

By: /s/ Cheryl A. Collins
Name: Cheryl A. Collins
Title: SVP and Treasurer
RMS CS REPO TRUST 2016, as Transaction Subsidiary
By: Wilmington Savings Fund Society, FSB, d/b/a Christiana Trust, not in its individual capacity but solely as trustee for RMS CS Repo Trust 2016
Name: /s/ Jeffrey R. Everhart
Title: Jeffrey R. Everhart, AVP

Signature Page to Side Letter